Investor Presentation May 2020 Update May 4, 2020 Exhibit 99

National Fuel is committed to the safe and environmentally conscious development, transportation, storage, and distribution of natural gas and oil resources. For additional information, please visit our corporate responsibility website at https://responsibility.natfuel.com

A message from David Bauer, President and CEO of National Fuel Gas Company, on NFG’s COVID-19 response “As we confront the challenges of the COVID-19 pandemic, I am proud to say that National Fuel has continued to safely and reliably provide natural gas service to our over 743,000 utility customers in western New York and northwestern Pennsylvania, operate our extensive network of transportation, compression and gathering infrastructure, and produce critical natural gas supplies.   The continuity of our operations is a direct result of the dedication and hard work of our over 2,000 employees. During this unprecedented situation, National Fuel has remained committed to our workforce - the bedrock of our Company - and has not instituted any furloughs or workforce reductions. With a large portion of our employees now working remotely, we have implemented a number of initiatives to provide the flexibility needed to address this new normal, including additional paid time off to address child care needs, and encouraging the use of alternative work schedules.   With respect to our in-field workforce and customer service representatives, all of whom provide essential services to our communities each and every day, we have adopted appropriate social distancing measures and have provided necessary personal protective equipment in line with directives from federal, state, and local agencies. As this public health crisis evolves, the health and well-being of our employees and our communities will remain our number one priority, and National Fuel will continue to monitor developments affecting our stakeholders in order to take appropriate steps to mitigate the impacts of the COVID-19 virus.”

Acquisition of Shell’s Integrated Appalachian Upstream and Midstream Assets

Strategic Rationale - Strengthens NFG's Integrated Model

National Fuel®

Acquisition Expected to Deliver Meaningful Free Cash Flow Generation, While Maintaining Contribution from Regulated Businesses, and Building on Integrated Model

Seneca to acquire contiguous assets, with shallow declining PDP reserves, at less than $0.40 per Mcf(1)
- PV20+ at current natural gas strip, including only estimated PDP reserves (no value attributed to undeveloped locations)

Significant additional hedges executed for fiscal 2021 and 2022, protecting economics and free cash flow generation
- Hedges in place equivalent to ~75% of acquired 2021 PDP volumes ($2.71) and ~55% of acquired 2022 PDP volumes ($2.54)(2)

Seneca and Gathering expected to generate free cash flow at NYMEX price of $2.00 or higher in 12 months post-close
- At $2.50/MMBtu NYMEX and $25.00/Bbl WTI oil price, expect to generate over $100 million in free cash flow over same period(3)

Expected to lower upstream unit costs through highly synergistic addition to existing Tioga County operations
- Improvements to both DD&A and G&A (each expected to improve ~$0.05/Mcfe in fiscal 2021)

Increases flexibility to allocate future development capital across different operating areas (Tioga, Lycoming, WDA)
- Near and medium-term capital expenditures expected to be unchanged post-acquisition

Considerable benefits for midstream businesses (~$35 MM in incremental gathering EBITDA in 12 months post-close)
- Seneca will acquire valuable Shell's transportation contract on Empire (200 MDth/day), with access to premium markets

(1) This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation.
(2) Average weighted NYMEX hedge price ($/MMBtu) for specified fiscal year.
(3) Free Cash Flow is defined on page 73 of this presentation. Assumes current hedges.

5

Acquisition of Highly-Integrated Assets at Attractive Valuation

National Fuel

- ✓ **$500 million purchase of Royal Dutch Shell's Appalachian assets(1)**
  - 215-230 MMcf/day of net production(2), with 70-75 Bcf of expected production in 12 months post-closing
  - 710 Bcf of net proved developed producing reserves(2)
  - 142 miles of gathering pipelines, compression, and related facilities
  - Over 400,000 net acres in Appalachia, with ~200,000 acres in Tioga County, contiguous to NFG's existing footprint
  - 300 MDth/d of transportation capacity, including 200 MDth/d on Empire (NFG)
- ✓ **Over $125 million in incremental EBITDA expected in twelve months post-closing, with ~$35 million from Gathering(3)**



WDA – ~915,000 Acres
(715,000 - NFG / ~200,000 - Shell)
EDA – ~270,000 Acres
(70,000 - NFG / ~200,000 Shell)
Allegany
Steuben
Chemung
Bradford
Tioga
Potter
McKean
Warren
Crawford
Forest
Elk
Cameron
Venango
Mercer
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Indiana
Lycoming
Clinton
Centre
Snyder
Cambria
Blair
Huntingdon
Westmoreland
Somerset
Bedford
LEGEND
EMPIRE PIPELINE
NFG GATHERING
SHELL GATHERING
DTI
TGP
TRANSCO
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
SHELL ACREAGE

(1) Approximate purchase price at time of closing, after estimated closing adjustments.
(2) Production and reserves (P90) are estimated at time of closing.
(3) Assumes current hedges, $2.50/MMBtu NYMEX natural gas price, and $25/Bbl WTI oil price. EBITDA is defined on page 73 of this presentation.

6

Significant Integrated Operations in Tioga County

Synergistic E&P and Gathering Assets, Contiguous to NFG's Highly-Economic Tioga County Development and Operations

- ✓ **~185 additional drilling locations (~150 Utica and ~35 Marcellus) with 86-87% average NRI**
- ✓ **Integrated gathering assets expected to move 255-270 MMcf/d of gross production(1)**
- ✓ **Seneca to acquire valuable pipeline capacity, with acquired gathering highly interconnected**
  - 200 MDth/d on Empire Pipeline (NFG)
  - 100 MDth/d on Dominion reaches Transco Leidy line, providing optionality for future Leidy South volumes (Transco/NFG)
  - Interconnections with additional interstate pipelines (TGP, UGI)
  - Potential to tie acquired gathering facilities into NFG's existing Covington system



NY
PA
Empire (NFG)
Undeveloped Utica
Undeveloped Marcellus
DCNR 007
DCNR 595
Covington
Tioga County
LEGEND
NFG GATHERING
SHELL GATHERING
TGP
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
SHELL ACREAGE

(1) Estimated at time of closing.

7

Increased Production Base Drives Lower E&P Unit Costs Immediate Unit Cost Reductions Expected from Additional Scale in Appalachia Total Exploration & Production Cash OpEx ($/Mcfe)(1) (1) A non-GAAP reconciliation of E&P Operating Costs is included at the end of this presentation.

Acquisition of Mature PDP Stream with Low Base Decline Shallow Decline of Acquired Production Supports Long-Term Unit Cost Synergies Annual Appalachian Production Base Decline (%) Peer Average(1) (1) Peers include AR, CNX, COG, EQT, RRC, and SWN. Source - RS Energy Group. Seneca and Shell base declines are per internal estimates. Estimated base declines for period commencing January 1, 2020. Acquisition PDP Declines Shallower than Appalachia Peers, with Decline Rate Expected to be Below 20% at Closing

Continued Commitment to Prudent Capital Allocation E&P Capital Expenditure Guidance Further Reduced, With Near-Term Activity Levels Unchanged E&P ~$100+ Million CapEx Reduction Expected Full Year at 3 rigs Exploration & Production Capital Expenditures ($ Millions)(1) Reduced Activity to 2 rigs Further Reduced Activity Continued Lower Activity Continued Lower Activity (1 rig) (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

Strong Hedge Position Solidifies Economics of Acquisition

National Fuel

Significant Additional Hedges Executed, Minimizing Commodity Price Risk

- ✓ **Seneca has entered into additional NYMEX natural gas swaps in fiscal 2021 and 2022, locking in strong returns, with volumes equivalent to:**
  - 2021: ~75% of acquisition PDP production(1)
  - 2022: ~55% of acquisition PDP production
- ✓ **Overall hedge percentage also significantly increased, capitalizing on recent run-up in natural gas prices:**
  - Hedges in place for ~75% of estimated 2021 PDPs
  - 2021: ~130 Bcf of new hedges
  - 2022: ~63 Bcf of new hedges



Pro Forma Natural Gas Hedges - MMDth, $/MMBtu
Fiscal 2020
78.9 MMDth
~62% Hedged(2)
49.3
29.6
-
$2.69
$2.18
-
Fiscal 2021
191.2 MMDth
118.5
46.8
25.9
$2.61
$2.22
$2.28 / $2.77(3)
Fiscal 2022
105.5 MMDth
62.6
40.6
2.4
$2.52
$2.23
$2.28 / $2.77(3)
Swaps
Fixed Price Physical(4)
2-Way Collars

(1) Based on PDP production estimate at time of closing.
(2) Hedge percentage represents percentage of fixed price natural gas firm sales and NYMEX hedges at midpoint of production guidance range.
(3) Average weighted floor and ceiling prices.
(4) Fixed price physical sales exclude joint development partner's share of fixed price contract WDA volumes as specified under the joint development agreement, and are net of transportation costs. Swaps and 2-way collar prices do not include cost of transport.

11

Financing Supportive of Investment Grade Credit Rating . . . Expected to be accretive to existing credit metrics and to maintain investment grade credit ratings Post-closing, E&P and Gathering expect to generate combined free cash flow over next 12 months at NYMEX prices of $2.00/MMBtu or higher, supporting credit metrics and investment grade credit ratings(1) Over $100 million in estimated E&P and Gathering free cash flow generation at NYMEX of $2.50/MMBtu, WTI oil of $25.00/Bbl, and assuming current hedges over same period Transaction expected to be permanently financed with approximately equal proportions of equity, including equity-linked securities, and long-term debt Equity backstop to seller significantly de-risks financing strategy, and supports investment grade credit rating NFG has the right to issue up to $150 million of common equity at a pre-determined price to Shell at closing of the transaction, providing additional financing flexibility to NFG(2) Existing liquidity affords NFG with flexibility to be opportunistic in accessing capital markets Existing multi-year credit facility provides approximately $550 million of liquidity Additional $200 million, 364-day unsecured revolving credit facility closed in April 2020 . . . With Appalachian Program Well-Positioned to Generate Sustainable Free Cash Flow The company defines free cash flow as funds from operations less capital expenditures. Shares would be issued at price of $38.97 per share.

Acquisition Provides Unique Long-Term Growth Opportunity Attractive Valuation Integrated Assets Synergistic Operations Valuable Pipeline Capacity Increased Scale CapEx Plans Unchanged Enhances Free Cash Flow Supports Credit Ratings

Operations and Business Overview

NFG: A Diversified, Integrated Natural Gas Company

National Fuel®

Upstream *Exploration & Production* ***44% of NFG EBITDA(1)***	**Developing our large, high quality acreage position in Marcellus & Utica shales(1)** **~785,000** Net acres in Appalachia **~610 MMcf/day** Net Appalachian natural gas production
Midstream *Gathering Pipeline & Storage* ***36% of NFG EBITDA(1)***	**Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production** **$1.7 Billion** Investments since 2010 **3.9 MMDth** Daily interstate pipeline capacity under contract
Downstream *Utility* ***20% of NFG EBITDA(1)***	**Providing safe, reliable and affordable service to customers in WNY and NW Pa.** **743,400** Utility customers **$324 Million** Investments in safety since 2015



Acquisition to add ~400,000 net acres, 215-230 MMcf/d of net production, and ~142 Miles of gathering
Lake Ontario
Lake Erie
NY
MA
CT
PA
OH
NJ
Legend
Upstream
Seneca Resources Acreage
Shell Acreage
Midstream
NFG Pipeline
NFG Storage
Shell Gathering
Downstream
Utility Service Area

(1) Twelve months ending March 31, 2020. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

15

Why National Fuel? Diversified Assets Provide Stability and Long-Term Growth Opportunities

Midstream Integrated Model Enhances Shareholder Value . . . Ability to adjust to changing commodity price environments More efficient capital investment Higher returns on investment Operational scale Lower cost of capital Lower operating costs More competitive pipeline infrastructure projects Strong balance sheet Growing, stable dividend Geographic and Operational Integration Drives Synergies: Benefits of National Fuel’s Integrated Structure: Financial Efficiencies: Investment grade credit rating Shared borrowing capacity Consolidated income tax return Downstream Utility Midstream Gathering Pipeline & Storage Upstream Exploration & Production Co-Development of Marcellus and Utica Just-in-time gathering facilities Pipeline expansion opportunities Upstream Rate-regulated entities share common resources, reducing operating expense Utility business is a large Pipeline & Storage customer Downstream Midstream 1

Acquisition of significant, contiguous Tioga County acreage and supporting gathering facilities furthers NFG’s focus on integrated Upstream and Midstream development within Appalachia Over 1.2 million acre position in the Marcellus and Utica shales (inclusive of acquisition acreage) NFG’s gathering systems move Seneca’s natural gas production, driving consolidated returns NFG’s interstate pipelines support Appalachian development and provide new firm takeaway capacity Further expansion of interstate pipeline systems to satisfy growing natural gas supply and demand Supply push – Appalachian producers Demand pull – regional demand-driven projects and utilities Ongoing investment in safety and modernization of pipeline transportation and distribution systems $500+ million in new investments expected over the next 5 years . . . and Continues to Drive Growth Opportunities Near Term Strategy Leverages Integration Across the Value Chain Utility Gathering Pipeline & Storage Exploration & Production

Impressive Dividend History $3.1 Billion Dividend payments since 1970 $1.74 per share 49 Years Consecutive Dividend Increases $0.19 per share 117 Years Consecutive Payments 4.2% yield(1) As of April 30, 2020. 2

Appalachian Program Expected to Generate Free Cash Flow . . . The Company defines free cash flow on page 73 of this presentation. Assumes current hedges and $25/Bbl WTI oil price in the 12 months post-closing of acquisition (August 1, 2020 – July 31, 2021). 3 . . . During the 12 months Post-Acquisition at Natural Gas Prices of $2.00/MMBtu or Higher . . . . . . While Generating Strong Consolidated Returns Across Seneca’s Acreage Footprint (2) Net realized price reflects either (a) price received at the gathering system interconnect or (b) price received at delivery market net of firm transportation charges. (3) Consolidated Seneca and Gathering IRR is pre-tax and includes expected gathering capital expenditures, well costs under current cost structure, and non-gathering LOE. @ NYMEX Price ($/MMBtu) $185-$195 Seneca and Gathering Consolidated Economics (Realized Price is NYMEX less applicable transport charges) Significant Free Cash Flow Generation Expected at Prices Below Current NYMEX Strip Prospect Reservoir Realized Pricing (2) 15% IRR (3)RealizedPrice Prospect Reservoir Locations Remainingto Be Drilled Completed Lateral Length (ft) 1st Year CUM(Bcf)/1000' 1st Year Decline(%) EUR (Bcf)/1000' CAPEX $M/1000' Realized Pricing 15% IRR (1)RealizedPrice $2.25IRR (%) (2) $2.00IRR (%) (2) $2.50IRR (%) (1) $2.25IRR (%) (1) $2.00IRR (%) (1) EDA Tract 100 & GambleLycoming Co. Marcellus 0.73 0.59 $1.1100000000000001 EDA Tract 100 & GambleLycoming Co. Marcellus 41 4740 0.63824814732142854 0.56999999999999995 2.5099999999999998 $1,134.8941106407353 0.66610000000000003 0.51129999999999998 0.38 $1.59 Tioga County Utica 0.56999999999999995 0.47 $1.34 DCNR 007Tioga Co. Utica 43 8300 0.61298215173192772 0.66697889811249189 2.0299999999999998 $1,027.2391519612067 0.50619999999999998 0.3745 0.2366 $1.82 WDA CRV Return Trip Utica 0.3 0.25 $1.6 WDA Clermont Rich Valley Utica 120 - 500+ 9000 0.28999999999999998 0.51812771516477707 1.7 $895 0.29630000000000001 0.22889999999999999 0.1585 $1.97 CRV Return Trip Marcellus 0.33 0.26 $1.57 Core Areas Marcellus 622 8500 0.15730018290441178 0.56293428785918465 1.0 to 1.1 $666.556828322103 0.24479999999999999 0.1804 0.12920000000000001 $2.11 1.2918390804597701 (1) Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect. Major Changes FY19Q3 1. CRV Utica --> Remaining locations reduced by 6 2. Lycoming --> Remaining locations reduced by 7 Major Changes DIFFERENCE FY19Q2 EDA Tract 100 & GambleLycoming Co. Marcellus #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.21870000000000001 0.20999999999999996 -0.48 1. CRV Utica --> Remaining locations reduced by 2 EDA DCNR 007Tioga Co. Utica #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.19549999999999995 0.23339999999999997 -0.48 2. Lycoming --> Remaining locations reduced by 4 WDA Clermont Rich Valley Utica #REF! #REF! #REF! #REF! #REF! #REF! #REF! 7.1099999999999997E-2 9.1499999999999998E-2 -0.36999999999999988 WDA Core Areas Marcellus #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Major Changes FY19Q1 1. CRV Utica --> Remaining locations reduced by 5 2. Core Areas --> Remaining locations reduced by 9 3. Lycoming --> Remaining locations reduced by 4 Major Changes FY18Q4 1. CRV Utica --> Remaining locations reduced by 5 2. DCNR 007 ---> Remaining Locations reduced to 43 (-4) Major Changes FY18Q3 1. Core Areas --> Remaining locations reduced to 631 (-1) 2. CRV Utica --> Remaining locations reduced by 6 3. Lycoming ---> Remaining Locations reduced to 49 (-2) 4. DCNR 007 ---> Remaining Locations reduced to 47 (-1) Major Changes FY18Q2 1. Core Areas --> Remaining locations reduced to 623 2. Tract 100 & Gamble --> Remaining locations reduced to 51 3. DCNR 007 Tioga County --> Remaining locations reduced to 48 Major Changes FY18Q1: 1. Core Areas --> Remaining locations reduced to 623; Used weighted average LL FY18Q1: 1. Core Areas --> CRV and Hemlock/Ridgeway prospects combined; Remaining locations reduced to 640; Used weighted average LL 2. Lycoming --> DCNR 100 and Gamble prospects combined; Remaining locations reduced to 55; Used weighted average LL 3. All Locations --> Updated capital with latest CAPEX assumptions FY17Q4: 1. WDA - CRV --> Remaining locations reduced to 10 2. Remaining Tier 1 --> Remaining locations reduced to 402 3. DCNR 007 --> Remaining locations reduced to 50; Average TLL increased to 7,500' 4. EDA - Gamble --> Remaining locations reduced to 47 5. All Locations --> Updated capital with latest CAPEX assumptions FY17Q3: 1. WDA - CRV --> Remaining locations reduced to 14 2. EDA - DCNR 100 --> Remaining locations reduced to 11; Average TLL reduced to 5,600' 3. EDA - Gamble --> Remaining locations increased to 52; Average TLL increased to 4,700' 4. All Locations --> Updated capital with latest CAPEX assumptions 5. WDA - Utica --> P50 EUR increased to 1.7 BCF/1,000 FY17Q2: 1. WDA - CRV --> Remaining locations reduced to 22 2. WDA - Utica --> Remaining locations reduced to 310 3. EDA - Gamble --> Remaining locations increasedto 49, TLL updated to reflect new acreage position 4. All Locations --> Updated capital with latest CAPEX/LOE assumptions FY17Q1: 1. WDA - CRV --> Remaining locations reduced to 50 2. WDA - Utica --> Remaining locations reduced to 327 3. EDA - Gamble --> Remaining locations reduced to 42, TLL updated to reflect new acreage position 4. EDA - DCNR 100 --> TLL updated to reflect new acreage position 5. All Locations --> Updated capital with latest CAPEX/LOE assumptions FY16Q4: 1. WDA - CRV --> Remaining locations reduced to 53 1. WDA - Hemlock/Ridgway --> Remaining locations reduced to 631 2. EDA - Gamble --> Remaining locations reduced to 43 3. WDA - Utica Locations --> Added 330 locations 3. All Locations --> Updated capital with latest CAPEX/LOE assumptions FY16Q3: 1. WDA - CRV --> Remaining locations reduced to 54 2. WDA --> Typecurve updates 3. All Locations --> Updated capital with latest CAPEX assumptions FY16Q2: 1. WDA - CRV --> Remaining locations reduced to 60 2. WDA - Hemlock/Ridgway --> Remaining locations reduced to 636 (4% reduction based on increased pad spacing) 3. WDA - Remaining Tier 1 --> Remaining locations reduced to 406 (4% reduction based on increase pad spacing) 4. All Locations --> Updated LOE to SEC FY16 Q2 LOE assumptions 5. All Locations --> Updated capital with latest CAPEX assumptions 6. WDA - CRV --> Average remaining TLL reduced to 8,000 FY16Q1: 1. WDA - CRV --> Remaining locations reduced to 72 2. WDA - Hemlock/Ridgway --> Remaining locations reduced to 662 FY15Q3: FY15Q4: 1. WDA - CRV --> TLL increased to 8,800, remaining locations reduced to 79 2. WDA - Hemlock --> TLL increased to 8,800 3. WDA - Ridgway --> TLL increasd to 8,800, merged with Hemlock (using Hemlock CAPEX, BTU, etc) 4. WDA - CRV/Hemlock/Ridgway --> updated LOE, shrink, and BTU 5. WDA- Tier 1 Locations --> TLL increased to 8,500 ft. (G&G guidance) 1. EDA- DCNR 100 --> Updated Type Curve (Higher IP) and Lower Capital Structure (190 ft. Stages) 2. EDA- Gamble --> Updated Type Curve (based on DCNR 100) and Lower Capital Structure (190 ft. Stages) 3. WDA- CRV --> Updated Type Curve and Lower Capital Structure (Optimization Mode $5.4 MM/Well) 4. WDA- Hemlock/Ridgway/Tier 1/Future Resources --> Updated Capital Structure (Optimization Mode $5.4 MM/Well)

4 Leveraging Existing Infrastructure to Enhance Returns

National Fuel

Utilization of Existing Infrastructure for Ongoing Utica Development Amplifies Consolidated Returns

Utica development on Marcellus pads allows use of existing:

- ✓ Gathering Pipelines
- ✓ Compression
- ✓ Water Handling Facilities
- ✓ Roadways and Pads

Requires modest investment in new Gathering facilities to support production growth

Gathering Costs in Western Development Area (CRV)

	Gathering CapEx/Well ($ thousands)
Marcellus (pre-2019)	$1,489(1)
Utica Return Trips (current)	~$430(2)

Resulting in significant consolidated return uplift for E&P and Gathering

~10% IRR Uplift Expected(3)

(1) Approximate WDA Marcellus gathering facility costs for 192 wells drilled and completed as of September 30, 2018.
(2) Estimated WDA Utica gathering facility costs for remaining return trip locations in the Clermont Rich Valley area of redevelopment.
(3) Internal Rate of Return for Seneca WDA includes estimated well costs under current cost structure, and anticipated LOE and Gathering costs. Internal Rate of Return for Seneca WDA and Gathering includes expected gathering capital expenditures for remaining return trip locations, well costs under current cost structure, and non-gathering LOE.

21

5 Significant Interstate Pipeline Backlog

National Fuel



Northern Access
Delivery: Canada & NY
490,000 Dth/d
Lake Ontario
Empire North
Delivery: Canada & NY
205,000 Dth/d
NY
Lake Erie
FM100
Delivery: Transco (Leidy)
330,000 Dth/d
OH
Line N to Monaca
Delivery: Shell ethane cracker facility (Beaver Co., Pa)
133,000 Dth/d
WV
LEGEND
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
NFG GATHERING
SENECA RESOURCES ACREAGE
SHELL ACREAGE
SHELL GATHERING
PENDING NFG EXPANSION PROJECTS
LINE N TO MONACA PROJECT
EMPIRE NORTH PROJECT
FM100 PROJECT
NORTHERN ACCESS PROJECT

- ✓ **Significant Expected Near-Term Expansion Revenues:**
  - **Line N to Monaca:** $5 MM *(placed into service 11/1/19)*
  - **Empire North:** $25 MM
  - **FM100:** $35 MM
- ✓ **Substantial Modernization Opportunities:**
  - $150-$250 million expected over next 5 years (Supply Corp.)
- ✓ **Northern Access project remains under development**

22

Financial Highlights Second Quarter Fiscal 2020

Net Oil and Gas Production Second Quarter Fiscal 2020 Results and Drivers Adjusted Operating results of $1.07 for Q2 FY19 and $0.97 for Q2 FY20 include operating results of Corporate & All Other Segments segment. A Reconciliation of Adjusted Operating Results to Earnings Per Share is provided at the end of this presentation. Realized price after hedging. Oil and Gas Pricing(2) Natural Gas ($/Mcfe) Crude Oil ($/Bbl) Oil Prices Natural Gas Prices Utility Operating Income ($MM) Warmer than Normal Weather (PA territory) Major Drivers Natural Gas Production Oil Production Crude Oil (Mbbl) Natural Gas (Bcf) Adjusted Operating Results ($/share)(1)

Earnings Guidance – Reduction Driven by Commodity Prices

National Fuel

FY2019 Adjusted Operating Results	FY2020 Earnings Guidance
$3.45/share(1)	$2.80 to $3.00/share

Key Guidance Drivers

Segment	Direction	Driver	FY2020 Guidance
Non-regulated Businesses *Exploration & Production* *Gathering*	↑	**Production & Gathering Throughput**	▪ Seneca Net Production: 245 to 255 Bcfe ▪ Gathering Revenues: $140-$150 million
	↓	**Realized natural gas prices (after-hedge)**	▪ Natural Gas: ~$2.05/Mcf(2) *(vs. $2.44/Mcf in FY 2019)*
	↔	**Realized oil prices (after-hedge)**	▪ Crude Oil: ~$55.00/Bbl(3) *(vs. $61.65/Bbl in FY 2019)*
	↔	**DD&A Expense**	▪ Guidance of $0.70 - $0.74/Mcf (*vs. $0.73 in FY 2019)*
Regulated Businesses *Pipeline & Storage* *Utility*	↑	**Pipeline & Storage Revenues**	▪ ~$305 million *(Supply rate case and expansion project impacts partially offset by Empire contract expiration)*
	↓	**Pipeline & Storage Pension Costs and Depreciation Expense**	▪ Pension: Expected to increase by ~$4 million from FY19 ▪ Depreciation: Expected to increase by ~$9 million from FY19
	↓	**Utility Operating Income**	▪ Warmer than normal weather in Q2 FY20 and cost inflation, partially offset by system modernization
Tax Rate	↓	**Higher effective tax rate**	▪ Effective tax rate ~26% *(enhanced oil recovery credit unavailable in FY2020)*

(1) Excludes items impacting comparability. A reconciliation of Adjusted Operating Results is provided at the end of this presentation.
(2) Assumes NYMEX natural gas pricing of $2.05/MMBtu and in-basin spot pricing of $1.65/MMBtu for the remainder of fiscal 2020, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.
(3) Assumes NYMEX (WTI) oil pricing of $22.50/Bbl and California-MWSS pricing differentials of 90% to WTI, and reflects impact of existing financial hedge contracts.

25

Exploration & Production and Gathering Overview Seneca Resources Company, LLC ~ National Fuel Gas Midstream Company, LLC

Proved Reserves 372% Reserve Replacement Rate Seneca Drill-bit F&D = $0.67/Mcfe(2) Appalachia Drill-bit F&D = $0.62/Mcfe(2) Acquiring ~710 Bcf of natural gas reserves at less than $0.40/Mcf, substantially below current F&D cost Estimated reserves (P90) as of closing date. Seneca “Drill-bit” finding and development (“F&D”) costs exclude the impact of reserve revisions. Seneca Drill-Bit F&D and Appalachia Drill-Bit F&D are 3-year averages. Total Proved Reserves (Bcfe) Fiscal 2019 Proved Reserves Stats 3-Year Average F&D Cost ($/Mcfe) E&P and Gathering Acquisition to add ~710 Bcfe of net proved developed reserves(1)

Further reduce activity to 1-rig development program in summer 2020 (moved from 3 to 2 rigs in January 2020) Development focused in WDA-Utica, with EDA activity focused on utilizing valuable firm transportation and sales contracts Gross production growth will benefit NFG’s Gathering segment Layer in additional firm sales in advance of new firm transportation capacity expected in late 2021 (Leidy South) Growing Production within Disciplined Capital Program Near-Term Strategy E&P Net Capital Expenditures ($ millions)(1) E&P Net Production (Bcfe) E&P and Gathering A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY17 and FY18 reflects the netting of $7 million and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells.

E&P and Gathering

Significant Appalachian Acreage Position

Western Development Area (WDA)

- Average Seneca gross production(1): ~362 MMcf/d
- Over 1,000 potential Marcellus & Utica locations
- ~90 locations where gathering/pad infrastructure in place from prior drilling activities, driving returns:
  - ~ Breakeven (15% IRR) consolidated economics of $1.60 or less
- Royalty free mineral ownership
- Highly contiguous nature drives efficiencies

Eastern Development Area (EDA)

- Average Seneca gross production(1): ~380 MMcf/d
- Acquisition adds 255-270 MMcf/d gross production(1)
- Mostly leased (13-18% royalty) with limited near-term lease expirations
- Significant inventory:
  - ~185 Utica and ~90 Marcellus locations in Tioga County (including Acquisition)
  - 30-35 Marcellus locations in Lycoming County



WDA – ~915,000 Acres
(715,000 - NFG / ~200,000 – Shell)
EDA – ~270,000 Acres
(70,000 - NFG / ~200,000 - Shell)
McKean
Warren
Crawford
Forest
Elk
Venango
Cameron
Mercer
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Indiana
Cambria
Blair
Westmoreland
Somerset
Bedford
Huntingdon
Allegany
Steuben
Bradford
Tioga
Potter
Lycoming
Clinton
Centre
Snyder
LEGEND
EMPIRE PIPELINE
NFG GATHERING
SHELL GATHERING
DTI
TGP
TRANSCO
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
SHELL ACREAGE

(1) Average EDA and WDA gross production, as well as Covington/Tract 595 Production (see slide 35), is for the quarter ended March 31, 2020. Acquisition gross production is estimated as of closing date.

29

E&P and Gathering

Western Development Area

Marcellus Core Acreage vs. Utica Appraisal Trend[1]


Area of Re-Development
70-75 remaining Utica locations on existing Marcellus pads
MCKEAN
Area of Redevelopment
FOREST
CAMERON
ELK
CLARION
CLEARFIELD
Boone Mountain Utica Test Well
Past Marcellus delineation tests
Utica Trend (currently evaluating)
Marcellus Core Acreage

WDA Highlights

- **Large well inventory:**
  - Marcellus Shale: **600+** well locations remaining / 200,000 acres
  - Utica Shale: **500+** potential locations across Utica trend / evaluating extent of prospective acreage[2]
- **Fee acreage (no royalty) enhances economics and provides development flexibility**
- **Use of existing gathering, pad, and water infrastructure for Utica drives increased Appalachian program returns**
- **Highly contiguous position drives best in class well costs**
- **Long-term firm contracts support growth**
- **Additional appraisal tests planned to delineate Rich Valley to Boone Mountain corridor (~2.3 Bcf / 1,000' appraisal well)**

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage.
(2) Appraisal program currently in progress. Additional tests are planned. Prior Marcellus delineation tests helped define the prospective limits of the Marcellus core acreage; planned testing in the Utica is expected to do the same.

30

E&P and Gathering

National Fuel

WDA-CRV Results and Type Curves

WDA-CRV Development Update

- ✓ **Tested / currently producing from 35 Utica wells in WDA-CRV area**
  - Avg. CRV Utica Production: ~105 MMCf/d
  - Avg. CRV Marcellus Production: ~227 MMcf/d
- ✓ **Drawdown management and produced fluid blend percentage are critical to well productivity**

WDA-CRV Utica Development Plan

- ✓ **Continue Optimizing Utica D&C completion design, focusing on:**
  - Proppant loading
  - Stage spacing
  - Produced fluid blend
- ✓ **Tailor development plan to use existing pad, water and gathering infrastructure**

WDA-CRV Types Curves – Normalized to 9,000'



WDA-CRV Utica Type Curve
WDA-CRV Marcellus Type Curve
Cumulative Production (BCF)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0
12
24
36
48
60
72
84
96
108
120
Months On

Consolidated WDA-CRV Return Trip Economics

	EUR (Bcf/1000')	IRR% $2.00[(1)]	Break-even 15% IRR[(1)]
Utica - CRV	1.6 - 1.7	25%	$1.60
Marcellus - CRV	1.1 - 1.2	26%	$1.57

(1) Internal Rate of Return is for consolidated Seneca and Gathering, is pre-tax, and includes expected gathering capital expenditures for remaining return trip locations, well costs under current cost structure, and non-gathering LOE.

31

E&P and Gathering

Limited New Infrastructure Needed to Support Utica Return Trips

Leveraging Existing Gathering, Water and Pad Infrastructure Enhances Returns

WDA Well Costs[(1)]

Total cost per well expected to marginally increase



$/ lateral foot
$1,000
$800
$600
$400
$200
$0
$895
$210
$685
$900 - $950
$875-
$925
Marcellus (Historic)
Utica Return Trips (Current)
Drilling & Completion
Gathering

WDA EURs

~60% EUR increase expected per well



EUR/ 1,000 feet (Bcf)
1.8
1.5
1.2
0.9
0.6
0.3
0.0
1.0 -
1.1
1.6 -
1.7
Marcellus (Historic)
Utica Return Trips (Current)

WDA-CRV Consolidated Economics

Coordination between upstream and midstream activities enhances returns, provides economies of scale and significant operational flexibility

~10% IRR Uplift Expected

At a $2.00 netback price, consolidated Seneca WDA and Gathering IRR is approximately 25%, an uplift of ~10% over standalone Seneca WDA economics[(2)]

(1) WDA Marcellus well costs reflect drilling, completion & gathering costs for 192 drilled and completed wells as of 9/30/18. WDA-CRV Utica well costs reflect expected drilling, completion & gathering costs for the remaining locations in area of redevelopment.
(2) Internal Rate of Return for Seneca WDA includes estimated well costs under current cost structure, and anticipated LOE and Gathering costs. Internal Rate of Return for Seneca WDA and Gathering includes expected gathering capital expenditures for remaining return trip locations, well costs under current cost structure, and non-gathering LOE.

32

Integrated Development – WDA Gathering System Current System In-Service Capacity: 470 MMcf per day Interconnects with TGP 300 and NFG Supply Total Investment to Date: $310 million 38,120 HP of compression (3 stations) Future Build-Out Modest gathering pipeline and compression investment required to support Seneca’s Utica return-trip development Opportunity for 300 miles of pipelines and six compressor stations (+60,000 HP installed) as Seneca’s drilling activity continues Gathering System Build-Out Tailored to Accommodate Seneca’s WDA Development Clermont Gathering System Map E&P and Gathering

WDA Firm Transportation and Sales Capacity Will continue to layer-in firm sales deals of short and longer duration on TGP 300 to reduce spot exposure WDA spot realizations track TGP Station 313 pricing, typically 10¢ - 20¢ better than TGP Marcellus Zone 4 Leidy South will provide additional capacity to premium markets (Transco Zone 6 NNY) WDA Exit Capacity Supports Production and Enhances Consolidated Returns WDA Contracted Firm Transport and Gross Sales Volumes (MDth/d) E&P and Gathering Niagara Expansion Project (TGP and NFG) NYMEX & Dawn 158,000 Dth/d WDA - TGP 300 Firm Sales Leidy South Transco Zone 6 NNY 330,000 Dth/d(1) Portion of Leidy South capacity will likely be utilized by EDA Lycoming County production, and can also be filled with Tioga production via Dominion capacity (100,000 Dth/d from pending acquisition). WDA Gas Marketing Strategy

E&P and Gathering

National Fuel

Eastern Development Area

Seneca EDA Highlights

Acquisition to add ~200,000 Net Acres and ~150 Utica Locations

1 DCNR Tract 007 (Tioga Co., Pa) and Tioga Acreage Acquisition

- Utica Development resumed in third quarter fiscal 2018
- ~185 Utica locations (includes acreage acquisition)
- Gathering infrastructure: NFG Midstream Wellsboro / gathering acquisition
- Marcellus Shale expected to provide ~90 locations (includes acreage acquisition)

2 Covington & DCNR Tract 595 (Tioga Co., Pa.)

- Marcellus locations fully developed (average daily gross production of ~72 MMcf/d)
- Gathering infrastructure: NFG Midstream Covington
- Opportunity for future Utica appraisal

3 DCNR Tract 100 & Gamble (Lycoming Co., Pa.)

- 30-35 remaining Marcellus locations
- Firm transportation capacity: Atlantic Sunrise (189 MDth/d)
- Gathering infrastructure: NFG Midstream Trout Run
- Geneseo Shale expected to provide 100 - 120 additional locations

EDA – ~270,000 Acres



MIDSTREAM WELLSBORO
MIDSTREAM COVINGTON
MIDSTREAM TROUT RUN
1
2
3
DTI
TGP
Mansfield
Covington
Wellsboro
Tioga County
Bradford County
Morris
Lycoming County
Trout Run
Cogan Station
TRANSCO
Williamsport
Linden
Legend
NFG Compressor Station
NFG Processing Plant
Empire Pipeline
NFG Midstream
Shell Gathering
DTI
Shell Acreage
Seneca Resources Fee Acreage
Seneca Resources Lease Acreage

35

EDA Marcellus: Lycoming County Development Marcellus Development in Lycoming County Fully Utilizes Firm Transportation Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs. E&P and Gathering Prolific Marcellus acreage with peer-leading well results 30-35 remaining Marcellus locations – breakeven (15% IRR) consolidated economics of ~$1.11 Near-term development focused on Atlantic Sunrise capacity Transco Firm Sales(1)

E&P and Gathering

EDA Utica: Tioga County Development

National Fuel

Acquisition Will Provide Significant Inventory and Drives Synergies with Existing Operations

Tioga County Acquisition Development Benefits

- ✓ **Assets contiguous to NFG's existing Tioga county production and gathering operations**
- ✓ **~185 total Utica locations, including ~150 locations within acquisition acreage footprint**
  - Significant inventory of return trip locations
- ✓ **~90 total Marcellus locations, including ~35 locations within acquisition acreage area**
- ✓ **Gathering assets interconnected with, or adjacent to, existing NFG midstream facilities**
  - Empire Pipeline (NFG)
  - Potential to tie into NFG's Covington gathering system
  - Dominion capacity reaches Transco Leidy line, providing optionality for future Leidy South volumes (Transco/NFG)

Significant Tioga County Acreage Position


NY
Empire (NFG)
PA
Undeveloped Utica
Undeveloped Marcellus
DCNR 007
Tioga County
DCNR 595
Covington
LEGEND
NFG GATHERING
SHELL GATHERING
TGP
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
SHELL ACREAGE

37

EDA Utica: Tioga County Development E&P and Gathering Strong Seneca Well Results in Tract 007 (Pad K) 4 well pad brought online in Q2 Fiscal 2019 Avg. Lateral Length: 7,582’ Avg. IP30 Rate: 13.8 MMcf/day Avg. IP365 Rate: 11.6 MMcf/day Early production limited to 10-15 MMcf/d by drawdown management Estimated Cumulative Volumes (Bcf) Year Tioga Utica (8,700') 1 5.3 5 12.6 10 15.5 EUR (Bcf) 17.4-20.0 NRI 82-87% Tioga County Utica Type Curve Strong Tioga County Utica Economics 47% consolidated Seneca/Gathering IRR at $2.00 realized price Breakeven (15% IRR) consolidated economics at ~$1.34/Mcf or less High NRI (86-87%) on acquisition acreage drives further enhanced returns Identical Expected Utica Development Type Curve for Acquisition Assets, Contiguous to Tract 007

E&P and Gathering

EDA Utica: Tioga County Development

Production Underpinned by Firm Sales and Firm Transportation Contracts

Tioga County Gas Marketing Strategy

- ✓ **215-230 MMcf/d of net production at closing from acquisition acreage, in addition to existing production of ~85 MMcf/d**
- ✓ **Production supported by firm transportation capacity to premium markets:**
  - 200 MDth/d (Empire-NFG), accessing Dawn/TGP 200 markets
  - 100 MDth/d to Dominion markets, including Station 219 and Leidy Hub, which provides access to Leidy South expansion
- ✓ **Seneca's existing firm transportation and firm sales support Tract 007 production**

Tioga County Gross Firm Contract Volumes (MDth/d)



400
350
300
250
200
150
100
50
-
Dominion
FT Capacity: 100,000 Dth/d
Tioga County Extension (NFG - Empire)
FT Capacity: 170,000 - 200,000 Dth/d
EDA - TGP 300 Firm Sales(1)
Northeast Supply Diversification Project
FT Capacity: 50,000 Dth/d
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22

(1) Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs. 75 MDth/d of Dominion capacity is not initially expected to be utilized regularly and provides optionality to fill Leidy South.

39

E&P and Gathering

Integrated Development – EDA Gathering Systems

National Fuel

Gathering Segment Supporting Seneca and Third-Party Production & Future Development

Wellsboro Gathering System

- **Total Investment (to date):** ~$22 million
- **Capacity:** up to 200,000 Dth per day (Interconnect w/ TGP 300)
- **Production Source:** Seneca Resources – Tioga Co. (DCNR Tract 007)

Covington Gathering System

- **Total Investment (to date):** ~$48 million
- **Capacity:** 220,000 Dth per day (Interconnect w/ TGP 300)
- **Production Source**: Seneca Resources – Tioga Co. (Covington & DCNR Tract 595)

Shell Tioga Gathering System

- **Facilities:** 142 miles of gathering pipelines and associated facilities
- **Capacity:** up to 550,000 Dth per day (Interconnects with Empire, Dominion, and TGP 300)
- **Production Source:** Seneca Resources – Tioga Co. (acquired Shell Tioga acreage)

Trout Run Gathering System

- **Total Investment (to date):** ~$239 million
- **Capacity:** 466,000 to 585,000 Dth per day (Interconnect w/ Transco)
- **Production Source:** Seneca Resources – Lycoming Co. (DCNR Tract 100 & Gamble)
- *Third-party volumes under contract and expected to come online in early fiscal 2021*



1
2
3
4
MIDSTREAM WELLSBORO
MIDSTREAM COVINGTON
MIDSTREAM TROUT RUN
Bradford County
Tioga County
Lycoming County
Mansfield
Wellsboro
Covington
Morris
Trout Run
Cogan Station
Williamsport
Linden
DTI
TGP
TRANSCO
Legend
NFG Compressor Station
NFG Processing Plant
Empire Pipeline
NFG Midstream
Shell Gathering
DTI
Shell Acreage
Seneca Resources Fee Acreage
Seneca Resources Lease Acreage

40

Long-term Contracts Supporting Appalachian Production E&P and Gathering 75,000 Dth/d of capacity on Dominion is not initially expected to be utilized regularly and provides optionality to fill Leidy South. Represents base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX ) +/- a fixed basis and do not carry any transportation costs. Northeast Supply Diversification (TGP) 50,000 Dth/d (Canada-Dawn) Niagara Expansion (TGP & NFG - Supply) Canada-Dawn & TETCO 158,000 Dth/d Atlantic Sunrise (Transco) Mid-Atlantic & Southeast U.S. 189,405 Dth/d In-Basin Firm Sales Contracts(2) Leidy South (Transco & NFG - Supply) Transco Zone 6 NNY 330,000 Dth/d Tioga County Extension (NFG - Empire) Canada-Dawn & NY Markets 170,000 - 200,000 Dth/d Seneca Appalachia Natural Gas Marketing Firm Contract Volumes (MDth/day) Dominion 100,000 Dth/d(1)

E&P and Gathering

Near-term Firm Sales Provide Market & Price Certainty

National Fuel

Pro Forma Net Contracted Firm Sales Volumes (Dth per day)
Contracted Index Price Differentials ($ per Dth)(1)



NYMEX
Dawn
Other(2)
Fixed Price
~635,200
Daily Net Production
574,700
151,300 $2.00
16,700 ($0.54)
33,000 ($0.79)
373,700 ($0.53)
666,900
171,500 $1.99
63,800 ($0.54)
33,000 ($0.79)
398,600 ($0.52)
717,800
123,400 $2.12
124,900 ($0.47)
33,400 ($0.79)
436,100 ($0.52)
746,100
112,700 $2.23
212,400 ($0.33)
34,700 ($0.84)
386,300 ($0.56)
721,200
120,200 $2.21
277,200 ($0.52)
74,800 ($0.89)
249,000 ($0.62)
711,100
119,200 $2.21
272,600 ($0.56)
74,400 ($0.89)
244,900 ($0.62)
797,000
119,600 $2.22
324,500 ($0.51)
101,000 ($0.86)
251,900 ($0.62)
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22

	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22
Gross Firm Sales Volumes (Dth/d)(2)		689,300	794,200	850,400	879,500	869,800	860,300	956,200

(1) Values shown include contracts to be acquired, and represent the weighted average fixed price or weighted average differential relative to NYMEX (netback price) less any associated transportation costs. Transportation costs include minor variable components such as the Canadian exchange rate and fuel components. With respect to "Other", the weighted average differential relative to NYMEX (netback price) includes net contracted firm sales at various indices, which are to subject to fluctuations in the market, such as seasonal demand swings, and is calculated using forward basis at various associated locations as specified by the underlying contract.

(2) Excludes 75,000 Dth/d of capacity on Dominion not initially expected to be utilized regularly.

42

California Oil Stable Oil Production | Minimal Capital Investment | Steady Free Cash Flow 1 2 3 4 5 Location Formation Production Method Avg. Daily Production (net Boe/d)(1) 1 East Coalinga/ Other Temblor Primary 532 2 North Lost Hills Tulare & Etchegoin Primary/ Steam flood 866 3 South Lost Hills Monterey Shale Primary 1,198 4 North Midway Sunset Tulare & Potter Steam flood 2,800 5 South Midway Sunset Antelope Steam flood 2,131 TOTAL WEST DIVISION AVG. NET PRODUCTION(1) 7,527 Boe/d E&P and Gathering (1) Average daily net production (oil and natural gas) for West division for quarter ended March 31, 2020.

California Capital Expenditures vs. Production West Division Average Net Daily Production (Boe) West Division Annual Capital Expenditures ($ MM)(1) Estimate Seneca West Division capital expenditures includes Seneca corporate and eliminations. E&P and Gathering Sespe Sale Closed on 5/1/18 (reduced production by ~900 Boe/d) Estimate

Fiscal 2020 Production and Price Certainty Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and any firm transportation costs. Indicates firm sales contracts with fixed index differentials but not backed by a matching financial hedge. 76 Bcf locked-in realizing net ~$2.16/Mcf (1) 36 Bcf of additional basis protection Spot production assumed to be sold at ~$1.65 for remainder of FY20 112 Bcf of Appalachian Production Protected by Firm Sales 73% of oil production hedged at $61.88 /Bbl E&P and Gathering

Hedge Positions and Prices Reflects percentage of remaining projected production for FY20 hedged at the midpoint of the production guidance range, revised to include expected acquisition production. Average weighted floor and ceiling prices. Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. Swaps and 2-way collar prices do not include cost of transport. E&P and Gathering Pro Forma Natural Gas - MMDth, $/MMBtu 105.5 MMDth 191.2 MMDth 78.9 MMDth ~62% Hedged(1) $2.69 $2.18 $2.61 $2.22 - $2.28 / $2.77(2) $2.52 $2.23 $2.28 / $2.77(2) Crude Oil - MBbl, $/Bbl 456 MBbl 852 MBbl 852 MBbl ~73% Hedged(1) $64.55 $50.52 $64.29 $51.00 $60.07 $51.00 Fiscal 2020 Fiscal 2021 Fiscal 2022 Fiscal 2020 Fiscal 2021 Fiscal 2022

Seneca Operating Costs Competitive, low cost structure in Appalachia and California supports strong cash margins Gathering fee generates significant revenue stream for affiliated gathering company Seneca DD&A Rate $/Mcfe Appalachia LOE & Gathering $/Mcfe California LOE $/Boe Total Seneca Cash OpEx $/Mcfe (2) (2) G&A estimate represents the midpoint of the G&A guidance of $0.26 to $0.28 for fiscal 2020. The total of the two LOE components represents the midpoint of the LOE guidance range of $0.84 to $0.87 for fiscal 2020. E&P and Gathering (2) (2)

Pipeline and Storage Overview National Fuel Gas Supply Corporation ~ Empire Pipeline, Inc.

Pipeline & Storage

Pipeline & Storage Segment Overview

National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity(1):**
  - Firm Transportation: 3,078 MDth per day
  - Firm Storage: 70,693 Mdth (fully subscribed)
- ✓ **Rate Base(2):** ~$944 million
- ✓ **FERC Rate Proceeding Status:**
  - Settlement reached, with interim rates in effect 2/1/20
  - Settlement agreement filed with FERC on 3/13/20 (awaiting Commission approval)

Empire Pipeline, Inc.

- ✓ **Contracted Capacity(1):**
  - Firm Transportation: 853 MDth per day
  - Firm Storage: 3,753 Mdth (fully subscribed)
- ✓ **Rate Base(2):** ~$247 million
- ✓ **FERC Rate Proceeding Status:**
  - Rate case settlement approved May 2019
  - New transportation rates went into effect on 1/1/19


CANADA
Lake Ontario
Lake Erie
Empire Pipeline
Supply Corp.
NY
PA
OH
NJ
MD
VT
NH
MA
CT
TCPL
DTI
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
Legend
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
NFG GATHERING
SHELL GATHERING
MAJOR TRANSMISSION PIPELINES

(1) As of September 30, 2019 as disclosed in the Company's fiscal 2019 Form 10-K.
(2) As of December 31, 2019 calculated from National Fuel Gas Supply Corporation's and Empire Pipeline, Inc.'s 2019 FERC Form-2 reports, respectively.

49

Empire North Project Target in-service: fourth quarter fiscal 2020 (construction underway) Est. capital cost: $145 million Est. annual revenues: ~$25 million Receipt point: Jackson (Tioga Co., Pa. production) Design capacity and delivery points: 175,000 Dth/d to Chippawa (TCPL interconnect) 30,000 Dth/d to Hopewell (TGP 200 interconnect) Major facilities: 2 new compressor stations in NY (1) & Pa. (1) No new pipeline construction Regulatory process: FERC Certificate issued 3/7/19 FERC Notice to Proceed issued 5/2/19 Pipeline & Storage Fully Subscribed Project will Provide 205,000 Dth/day of Incremental Firm Transportation

Pipeline & Storage

FM100 Project - Consolidated Benefit for NFG

Project expected to provide long-term earnings uplift to Seneca, Supply Corp. and Gathering

330,000 Dth/d of new transportation capacity from WDA and EDA acreage positions to premium markets

Supply Corp.

- ✓ **Lease to Transco of new capacity:** 330,000 Dth/day
- ✓ **Estimated annual lease revenues**: ~$35 million
- ✓ **Target in-service:** late calendar year 2021

Seneca

- ✓ **New Transco capacity (Leidy South):** 330,000 Dth/day
- ✓ **Rate[(1)] :** competitive with other expansion project rates in Seneca's current transportation portfolio
- ✓ **Delivery point(s):** Transco Zone 6 interconnections

Gathering

- ✓ **All Seneca volumes will flow through wholly-owned NFG gathering facilities**


Legend
TRANSCO-ZONE 6 FACILITIES
NFG PIPELINES
NFG GATHERING
SHELL GATHERING
NFGSC FM100 PROJECT
SENECA RESOURCES ACREAGE
SHELL ACREAGE
Lake Ontario
Lake Erie
ELLISBURG
LEIDY
NFG MIDSTREAM TROUT RUN
NFG MIDSTREAM CLERMONT
© OpenStreetMap (and) contributors, CC-

(1) Includes lease of new capacity from Supply Corp. to Transco.

51

Pipeline & Storage

FM100 Project – Significant Investment by Supply Corp.

- **Estimated capital cost:** $279 million
  - Expansion facilities: ~$159 million
  - Modernization facilities: ~$120 million
- **Facilities (all in Pennsylvania) include:**
  - Approximately 30 miles of new pipeline
  - 2 new compressor stations (totaling approximately 37,000 HP)
  - New interconnection station and modification of existing interconnection station
  - Abandonment of approximately 45 miles of existing pipeline and compressor station
- **Regulatory process:**
  - FERC certificate application submitted 7/18/19
  - FERC environmental assessment issued 2/7/20


Erie
PROJECT SITES
PENNSYLVANIA
Pittsburgh
Harrisburg
Philadelphia
ELLISBURG
TGP 300
McKean County
NFG CLERMONT GATHERING
Potter County
Forest County
Elk County
Cameron County
TRANSCO
LEIDY
Clinton County
TETCO
Clearfield County
Centre County
LEGEND
3RD PARTY PIPELINES
NFG PIPELINES
NFG CLERMONT PIPELINES
FM100 PROJECT
PROPOSED COMPRESSOR STATIONS
PIPE TO BE ABANDONED
PIPE TO BE INSTALLED
TRANSPORTATION PATH

52

Continued Expansion of the NFG Supply System Line N to Monaca Project Project: Firm transportation service to a new ethane cracker facility being built by Shell Chemical Appalachia, LLC In-service date: November 1, 2019 Capital cost: ~$24.5 million Contracted capacity: 133,000 Dth/day Project: New firm transportation service for on-system demand Open season capacity: Awarded 165,000 Dth/day to foundation shipper. Precedent agreement in negotiations. Pipeline & Storage Additional Line N Expansion Potential (Supply OS 221)

Northern Access Project Delivery points: 350,000 Dth/d to Chippawa (TCPL interconnect) 140,000 Dth/d to East Aurora (TGP 200 line) Regulatory/legal status: Feb. 2017 – FERC 7(c) certificate issued Aug. 2018 – FERC issued Order finding that NY DEC waived water quality certification (WQC) Feb. 2019 – U.S. Second Circuit Court of Appeals vacated and remanded NY DEC denial of WQC April 2019 – FERC denied rehearing of WQC waiver order (upholding waiver finding) Supply and Empire currently working to finalize remaining federal authorizations Pipeline & Storage To Dawn NE US (TGP 200)

Pipeline & Storage Customer Mix 3.9 MMDth/d Contracted as of 10/31/2019. Affiliated includes Seneca acquisition capacity on Empire Pipeline. Customer Transportation by Shipper Type(1) Affiliated Customer Mix (Contracted Capacity) Firm Transport Pipeline & Storage (2)

Utility Overview National Fuel Gas Distribution Corporation

New York & Pennsylvania Service Territories New York Total Customers(1): 531,400 ROE: 8.7% (NY PSC Rate Case Order, April 2017) Rate Mechanisms: Revenue Decoupling Weather Normalization Low Income Rates Merchant Function Charge (Uncollectibles Adj.) 90/10 Sharing (Large Customers) System Modernization Tracker Pennsylvania Total Customers(1): 212,000 ROE: Black Box Settlement (2007) Rate Mechanisms: Low Income Rates Merchant Function Charge As of September 30, 2019. Utility

New York Rate Case Outcome Rate Order Summary: Revenue Requirement:$5.9 million Rate Base:$704 million Allowed Return on Equity (ROE):8.7% Capital Structure:42.9% equity Other notable items: New rates became effective 5/1/17 Retains rate mechanisms in place under prior order (revenue decoupling, weather normalization, merchant function charge, 90/10 large customer sharing) System modernization tracker for Leak Prone Pipe (LPP) Earnings sharing started 4/1/18 (50/50 sharing starts at ROE in excess of 9.2%) On April 20, 2017, the New York Public Service Commission issued a Rate Order relating to NFG Distribution’s rate case (No. 16-G-0257) filed in April 2016. Utility

Utility Continues its Significant Investments in Safety Modernization Spending in NY Expected to Grow Gross Margin By $2 MM - $5 MM Annually (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Utility System modernization tracker in NY allows recovery of pipeline replacement costs, which is expected to drive modest gross margin and rate base growth

Accelerating Pipeline Replacement & Modernization NY 9,738 miles PA* 4,843 miles * No Cast Iron Mains in Pa.* Miles of Utility Main Pipeline Replaced Utility Mains by Material(1) Utility (1) All values are reported on a calendar year basis as of December 31, 2019.

A Proven History of Controlling Costs Utility O&M Expense and Non-Service Pension Costs ($ millions) Utility (1) (1) As of October 1, 2018, Operation and Maintenance Expense does not include non-service pension costs, which were re-classified as Other Income (Deductions) on the Company’s Income Statement.

Consolidated Financial Overview Upstream I Midstream I Downstream

Adjusted Operating Results ($ per share)(1) Diversified, Balanced Earnings and Cash Flows A reconciliation of Adjusted Operating Results to Earnings per Share, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Consolidated Adjusted EBITDA includes Corporate & All Other Segments. A reconciliation of Adjusted EBITDA to Net Income, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Adjusted EBITDA ($ millions)(2) Rate Regulated 50-55% Rate Regulated ~41% Expected Decrease Driven by Reduced Commodity Prices 63

Disciplined, Flexible Capital Allocation (2) Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY16, FY17, and FY18 reflects the netting of $157 million, $7 million, and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells, and $21M in intercompany asset transfers in FY18. Capital Expenditures by Segment ($ millions)(1)

Maintaining Strong Balance Sheet & Liquidity Total Equity 47% $4.4 Billion Total Capitalization as of March 31, 2020 Net Debt / Adjusted EBITDA(1) Capitalization Debt Maturity Profile ($MM) Liquidity Multi-Year Committed Credit Facility 364-Day Committed Credit Facility Short-term Debt Outstanding Available Short-term Credit Facilities Cash Balance at 3/31/20 Total Liquidity at 3/31/20 $ 750 MM 200 MM (230 MM) 720 MM 112 MM $ 832 MM Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA to Net Income are included at the end of this presentation.

Appendix

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: the Company’s ability to complete planned acquisitions, including the planned acquisition of Shell’s upstream and midstream gathering assets in Pennsylvania, as well as successfully integrate acquired assets and achieve expected cost synergies; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the price of natural gas or oil; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; the length and severity of the COVID-19 pandemic, including its impacts across our businesses on demand, operations, global supply chains and liquidity; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including disruptions due to COVID-19, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war; significant differences between the Company’s projected and actual capital expenditures and operating expenses; increasing costs of insurance, changes in coverage and the ability to obtain insurance; or the Company’s ability to complete planned acquisitions, as well as successfully integrate acquired assets and achieve expected cost synergies. Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC’s website at www.sec.gov. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2019 and the Forms 10-Q for the quarters ended December 31, 2019 and March 31, 2020. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events. Appendix

Consolidated Seneca and Gathering Economics Stand-alone Seneca breakeven economics (15% pre-tax IRR) by prospect are as follows: Tract 100 & Gamble: $1.51; Tioga County: $1.68; CRV Return Trip (Utica): $2.00; CRV Return Trip (Marcellus): $1.95. Internal Rate of Return (IRR) for stand-alone Seneca is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect. Net realized price reflects either (a) price received at the gathering system interconnect or (b) price received at delivery market net of firm transportation charges. Consolidated Seneca and Gathering IRR is pre-tax and includes expected gathering capital expenditures, well costs under current cost structure, and non-gathering LOE. Over 1,000 Potential Additional Marcellus and Utica Locations Economic on a Stand-Alone Basis at ~$2.00/MMBtu(1) Appendix

Hedge Positions and Prices Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. Appendix (1)

EDA Type Curves Appendix Estimated Cumulative Volumes (Bcf) Year Lycoming Marcellus (5,800') Tioga Utica (8,700') 1 3.2 5.3 5 8.6 12.6 10 11.1 15.5 EUR (Bcf) 14.5-16.8 17.4-20.0 NRI 84% 82-87%

WDA-CRV Type Curves Estimated Cumulative Volumes (Bcf) Year WDA-CRV Utica (9,500') WDA-CRV Marcellus (9,000') 1 2.2 1.6 5 6.2 4.4 10 8.8 6.3 EUR (Bcf) 15.2-16.2 9.0-10.8 NRI 100% 100% Appendix

Appendix

Firm Transportation Commitments

National Fuel

Status	Project	Production Source	Volume (Dth/d)	Delivery Market	Demand Charges ($/Dth)	Gas Marketing Strategy
Currently In-Service(1)	**Northeast Supply Diversification** *Tennessee Gas Pipeline*	EDA – Tioga	50,000	Canada (Dawn)	$0.50 (3rd party)	Firm Sales Contracts Dawn/NYMEX+ 10 years
Currently In-Service(1)	**Niagara Expansion** *TGP & NFG - Supply*	WDA – CRV	158,000	Canada (Dawn)	NFG pipelines = $0.24 3rd party = $0.43	Firm Sales Contracts Dawn/NYMEX+ 8 to 15 years
			12,000	TETCO (SE Pa.)	$0.12 (NFG pipelines)	
Currently In-Service(1)	**Atlantic Sunrise** *WMB - Transco*	EDA - Lycoming	189,405	Mid-Atlantic/ Southeast	$0.73 (3rd party)	Firm Sales Contracts NYMEX+ First 5 years
Currently In-Service(1)	**Tioga County Extension** *NFG - Empire*	EDA – Tioga	200,000	TGP 200 (NY) / Canada (Dawn)	$0.23 (NFG pipelines)	Utilize acquired firm sales and pursue additional firm sales as needed
Currently In-Service(1)	*Dominion*	EDA – Tioga	25,000	Station 219	$0.14 (3rd Party)	Utilize acquired firm sales and pursue additional firm sales as needed
			75,000(1)	In-Basin	$0.14 (3rd Party)	
Future Capacity	**Leidy South / FM100** *WMB – Transco; NFG - Supply* *Target in-service: late 2021*	WDA – CRV EDA - Lycoming	330,000	Transco Zone 6	Competitive with other expansion project rates in Seneca's portfolio	Seneca to pursue Firm Sales Contracts as project development progresses
Future Capacity	**Northern Access** *NFG – Supply and Empire*	WDA – CRV	350,000	Canada (Dawn)	NFG pipelines = $0.50 3rd party = $0.21	Seneca to pursue Firm Sales Contracts as project development progresses
			140,000	TGP 200 (NY)	$0.38 (NFG pipelines)	

72

(1) 75,000 Dth/d of capacity on Dominion is not initially expected to be utilized regularly and provides optionality to fill Leidy South.

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. Management defines Adjusted Operating Results as reported GAAP earnings before items impacting comparability. Management, defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization interest and other income, impairments, and other items reflected in operating income that impact comparability. Management defines Free Cash Flow as Funds from Operations less Capital Expenditures. Management defines EBITDA as GAAP earnings before the following items: interest expense, income taxes, and depreciation, depletion and amortization. The Company is unable to provide a reconciliation of projected Free Cash Flow and projected EBITDA as described in this presentation to their respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.   The Company’s fiscal 2020 earnings guidance range does not include the impact of certain items that impacted the comparability of earnings during the six months ended March 31, 2020. While the Company expects to incur additional ceiling test impairment charges in the remaining quarters of fiscal 2020, the amount of these charges is not reasonably determinable at this time. The amount of any ceiling test charge is determined at the end of the applicable quarter and will depend on many factors, including additions to or subtractions from proved reserves, fluctuations in oil and gas prices, and income tax effects related to the differences between the book and tax basis of the Company’s oil and gas properties. Some or all of these factors are likely to be significant. Because the expected ceiling test impairment charges and other potential items impacting comparability are not reasonably determinable at this time, the Company is unable to provide earnings guidance other than on a non-GAAP basis that excludes these items. Appendix

Non-GAAP Reconciliations – Adjusted EBITDA Appendix Total Adjusted EBITDA for FY 2018, FY 2019, 12 months ended March 31, 2020, include the reclassification of non-service pension costs from Operating and Maintenance Expense to Other Income (Deductions) as of October 1, 2018 on the Company’s Income Statement. This reclassification is not reflected in Total Adjusted EBITDA for FY 2016 or FY 2017. (1) (1)

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment Appendix

Non-GAAP Reconciliations – Adjusted Operating Results Appendix

Non-GAAP Reconciliations – Capital Expenditures Appendix

Non-GAAP Reconciliations – E&P Operating Expenses Appendix .